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                       SECURITIES AND EXCHANGE COMMISSIONS

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 27, 2002
                                                        -----------------



                                ICU MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE.
                                    --------
                 (State or other jurisdiction of incorporation)

        0-19974                                         33-0022692
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


951 Calle Amanecer         San Clemente, California              92673
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code   (949) 366-2183
                                                    ----------------

                                       N/A
          (Former name or former address, if changed since last report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 5.  Other Events

         On February 27, 2002, the Board of Directors of ICU Medical, Inc. (the "Company") declared a three-for-two split of the Common Stock of the Company to be effected in the form of a 50% stock dividend. The 50% stock dividend is declared on the outstanding Common Stock of the Company. The dividend will be paid on March 15, 2002 to stockholders of record at the close of business on March 11, 2002 so that each such stockholder will receive one share for each two shares of Common Stock held by such stockholder on the record date.

         The Company will not issue fractional shares in connection with the stock dividend. Instead, the Company will distribute cash to each stockholder who would otherwise be entitled to receive a fractional share interest. The Company will distribute the fair value of such fractional share interest based on the closing price of the Common Stock on the record date as reported by the NASDAQ National Market, after adjustment, if necessary, to give effect to the dilutive effect of the stock dividend.

         Under the terms of the Company's Stockholder Rights Agreement dated July 15, 1997, as amended, one Preferred Stock Purchase Right will be issued with each share of Common Stock issued in the stock dividend. The certificates representing the Common Stock issued in the stock dividend will also be deemed to be certificates for the Preferred Stock Purchase Rights until such time as the Preferred Stock Purchase Rights may be represented by separate certificates in accordance with the terms of the Stockholder Rights Agreement.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         1. Press release, dated March 4, 2002, announcing the three-for-two split of the Stock of the Company in the form of a 50% stock dividend.




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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.



Date:    March 4, 2002

                                           ICU MEDICAL, INC.



                                           By:      /s/ Francis J. O'Brien
                                                  -----------------------------
                                                    Francis J. O'Brien
                                                    Secretary, Treasurer and
                                                    Chief Financial Officer

















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                                                                       EXHIBIT 1



ICU MEDICAL, INC.


                         ICU MEDICAL, INC. SPLITS STOCK



                  MARCH 4, 2002, SAN CLEMENTE, CALIFORNIA --ICU Medical, Inc, (ICUI -- NASDAQ/ NMS), the San Clemente based maker of safe medical connectors, today announced that on February 27, 2002 it declared a three-for-two split of its Common Stock. It will be effected as a 50% stock dividend.


          The dividend will be paid on March 15, 2002 to stockholders of record at the close of business on March 11, 2002. Cash will be paid in lieu of fractional shares.


CONTACT:   Francis J. O'Brien
           Chief Financial Officer
           ICU Medical, Inc.
           (949) 366-2183






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